EXHIBIT 10.1

                                                                  EXECUTION COPY

                               PURCHASE AGREEMENT


                  This PURCHASE AGREEMENT is made as of this 1st day of October, 1997, by and between NISSAN MOTOR ACCEPTANCE CORPORATION, a California corporation (the "Seller"), having its principal executive office at 990 W. 190th Street, Torrance, California 90502 and NISSAN AUTO RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser"), having its principal executive office at 990 W. 190th Street, Torrance, California 90502.

                  WHEREAS, in the regular course of its business, the Seller purchases certain motor vehicle retail installment sale contracts secured by new and used automobiles and light duty trucks from motor vehicle dealers.

                  WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be sold by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser, pursuant to the Pooling and Servicing Agreement (as hereinafter defined), to the NISSAN AUTO RECEIVABLES 1997-A GRANTOR TRUST to be created thereunder, which Trust will issue certificates representing fractional undivided interests in such Receivables and the other property of the Trust (the "Certificates").

                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  Terms not defined in this Agreement shall have the meaning set forth in the Pooling and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

                  "Agreement" shall mean this Purchase Agreement and all amendments hereof and supplements hereto.

                  "Assignment" shall mean the document of assignment attached to this Agreement as Exhibit A.

                  "Closing" shall have the meaning specified in Section 2.02.

                  "Closing Date" shall mean October 29, 1997.

                  "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

                  "Damages" shall have the meaning specified in Section 5.04(a).

                  "Distribution Date" shall mean, for each Collection Period, the 15th day of the following month or, if such 15th day is not a Business Day, the next succeeding Business Day.

                  "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement by and among the Seller, as servicer and in its individual capacity, the Purchaser, and The Fuji Bank and Trust Company, as trustee, dated as of October 1, 1997, as the same may be amended, amended and restated, supplemented or modified.

                  "Prospectus" shall have the meaning assigned to such term in the Underwriting Agreement.

                  "Purchaser" shall mean Nissan Auto Receivables Corporation, a Delaware corporation, and its successors and assigns.

                  "Rating Agency" shall mean each of Moody's Investors Service, Inc. and Standard & Poor's Ratings Services or any successors thereto.

                  "Receivable" shall mean any retail installment sale contract which appears on Annex A to the Assignment.

                  "Receivables Purchase Price" shall mean $868,465,033.86.

                  "Repurchase Event" shall have the meaning specified in
Section 6.02.

                  "Schedule of Receivables" shall mean the list of Receivables annexed to the Assignment as Annex A thereto.




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

                  "Seller" shall mean Nissan Motor Acceptance Corporation, a California corporation, and its successors and assigns.

                  "Trust" shall mean the Nissan Auto Receivables
1997-A Grantor Trust.

                  "Underwriting Agreement" shall mean the
Underwriting Agreement by and between J.P. Morgan Securities
Inc. and the Purchaser, dated October 21, 1997.


                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

                  2.01.  Purchase and Sale of Receivables
                         --------------------------------

                  On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Receivables and the other property relating thereto (as defined below).

                           (a)  Transfer of Receivables.  On the Closing
Date and simultaneously with the transactions pursuant to the Pooling and Servicing Agreement, the Seller shall sell, transfer, assign and otherwise convey to the Purchaser, without recourse, (i) all right, title and interest of the Seller in and to the Receivables, and all monies paid thereon, on or after the Cutoff Date; (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any accessions thereto; (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors; (iv) the interest of the Seller in Dealer Recourse; (v) the interest of the Seller in certain rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (vi) the proceeds of any and all of the foregoing.


                           (b)  Receivables Purchase Price.  In con-
sideration for the Receivables and other properties described in Section 2.01(a), the Purchaser shall, on the Closing Date, pay to the Seller the Receivables Purchase



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


Price. An amount equal to approximately 87% of the Receivables Purchase Price shall be paid to the Seller in cash, net of any costs of the Purchaser related to the establishment of the Trust and the offering of the Class A Certificates, by federal wire transfer (same day) funds. The remaining approximately 13% of the Receivables Purchase Price shall be deemed paid by the Purchaser to the Seller and then immediately returned by the Seller to the Purchaser as a contribution to capital.

                  2.02. The Closing. The sale and purchase of the Receivables
                        -----------
shall take place at a closing (the "Closing") at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 on the Closing Date, simultaneously with the closings under: (a) the Pooling and Servicing Agreement pursuant to which (i) the Purchaser will assign all of its right, title and interests in and to the Receivables and other property conveyed pursuant to
Section 2.01(a) hereof to the Trustee for the benefit of the Certificateholders; and (ii) the Purchaser will deposit the foregoing into the Trust in exchange for the Class A Certificates and Class B Certificates; and (b) the Underwriting Agreement, pursuant to which the Purchaser will sell to the underwriters named therein the Class A Certificates.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  3.01. Warranties of the Purchaser. The Purchaser hereby
                        ---------------------------
represents and warrants to the Seller as of the date hereof and as of the Closing Date:

                           (a)  Organization, etc.  The Purchaser has
been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

                           (b)  Due Authorization and No Violation.
This Agreement has been duly authorized, executed and delivered by the Purchaser, and is the valid, binding and enforceable obligation of the Purchaser except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of



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

creditors' rights or by general equity principles. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Purchaser), or result in the creation or imposition of any Lien material to the Purchaser upon any of the property or assets of the Purchaser pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Purchaser is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-laws of the Purchaser.

                           (c)  No Litigation.  No legal or governmental
proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others; other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Purchaser and will not materially and adversely affect the performance by the Purchaser of its obligations under, or the validity and enforceability of, this Agreement.

                  3.02. Representations and Warranties of the Seller. (a) The
                        --------------------------------------------
Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

                                    (i)  Organization, etc.  The Seller
         has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                                    (ii)  Power and Authority.  The
         Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action. This Agreement has been duly authorized, executed and delivered by



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

         the Seller and is the legal, valid and binding obligation of the Seller except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                                    (iii)  No Violation.  The
         consummation of the transaction contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Seller and its subsidiaries considered as a whole), or result in the creation or imposition of any Lien material to the Seller and its subsidiaries considered as a whole upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Seller is a debtor or guarantor, nor will such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Seller.

                                    (iv)  No Proceedings.  No legal or
         governmental proceedings are pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Seller and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Seller of its obligations under, or the validity and enforceability of, this Agreement.

                           (b)  The Seller makes the following
representations and warranties as to the Receivables on which the Purchaser relies in accepting the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer, and assignment of the Receivables to the



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

Purchaser hereunder and the subsequent assignment and transfer pursuant to the Pooling and Servicing Agreement:

                                    (i)  Characteristics of
         Receivables. Each Receivable (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing dealer agreement with the Seller, and has been validly assigned by such Dealer to the Seller, (b) created a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and (d) provides for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over an original term of no greater that 60 months and yield interest at the Annual Percentage Rate.

                                    (ii)  Schedule of Receivables.  The
         information set forth in Annex A to the Assignment was true and correct in all material respects as of the opening of business on the Cutoff Date; the Receivables were selected at random from the Seller's retail installment sale contracts meeting the criteria of the Trust; and no selection procedures believed to be adverse to the Certificateholders were utilized in selecting the Receivables.

                                    (iii)  Compliance with Law.  Each
         Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in- Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt



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

         Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Soldiers and Sailors Civil Relief Act of 1940, the Federal Reserve Board's Regulations B and Z, State "Lemon Laws" designed to prevent fraud in the sale of automobiles and State adaptations of the National Consumer Credit Protection Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                                    (iv)  Binding Obligation.  Each
         Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

                                    (v)  Security Interest in Financed
         Vehicle. (a) Immediately prior to the sale, assignment and transfer thereof to the Purchaser, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions shall have been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Seller as secured party, and (b) as of the Cutoff Date, according to the records of the Seller, no Financed Vehicle has been repossessed and not reinstated.

                                    (vi)  Receivables in Force.  No
         Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

                                    (vii)  No Waiver.  No provision of
         a Receivable has been waived.


                                    (viii)  No Defenses.  No Receivable
         is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of



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

         any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject such Receivable to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

                                    (ix)  No Liens.  To the best of the
         Seller's knowledge, no Liens have been filed for work, labor or materials relating to a Financed Vehicle that shall be Liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                                    (x)  No Default.  Except for pay-
         ment defaults continuing for a period of not more than 29 days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller shall not waive any of the foregoing except as otherwise permitted hereunder.

                                    (xi)  Insurance.  The Seller, in
         accordance with its customary procedures, has determined that the Obligor has obtained or agreed to obtain physical damage insurance covering the Financed Vehicle and the Obligor is required under the terms of its Receivable to maintain such insurance.

                                    (xii)  Title.  It is the intention
         of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer and assignment herein contemplated, the Seller had



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

         good and marketable title to each Receivable free and clear of all Liens and rights of others (including, without limitation, Liens or other rights of any creditor of any Dealer) and no offsets, defenses or counterclaims against it had been asserted or threatened and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others and no offsets, defenses or counterclaims against it have been asserted or threatened. Such transfer has been perfected under the UCC.

                                    (xiii)  Lawful Assignment.  No
         Receivable has been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates are unlawful, void or voidable.

                                    (xiv)  All Filings Made.  All filings
         (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected ownership interest in the Receivables have been made.

                                    (xv)  Chattel Paper.  Each Receivable
         constitutes "chattel paper" as defined in the UCC.

                                    (xvi)  Simple Interest Receivables.  All
         of the Receivables are Simple Interest Receivables.

                                    (xvii)  One Original.  There is only one
         original executed copy of each Receivable.

                                    (xviii)  No Amendments.  No Receivable
         has been amended such that the amount of the Obligor's Scheduled Payments shall has been increased.

                                    (xix)  APR.  The Annual Percentage Rate
         of each Receivable equals or exceeds 5.0%.

                                    (xx)  Maturity.  As of the Cutoff Date,
         each Receivable has a remaining maturity of not less than three months and not greater than 57 months.




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

                                    (xxi)  Balance.  Each Receivable had an
         original principal balance of not more than $50,000.00 and, as of the Cutoff Date, has a principal balance of not less than $298.74 and not more than $47,421.00.

                                    (xxii)  Delinquency.  No Receivable is
         more than 30 days past due as of the Cutoff Date and no Receivable has been extended by more than 2 months.

                                    (xxiii) Bankruptcy.  No Obligor was the
         subject of a bankruptcy proceeding (according to the records of the Seller) as of the Cutoff Date.

                                    (xxiv)  Transfer.  Each Receivable
         prohibits the sale or transfer of the Financed Vehicle without the consent of the Seller.

                                    (xxv)   New and Used Vehicles.  Each
         Financed Vehicle was a new or used automobile or light truck at the time the related Obligor executed the retail installment sale contract.

                                    (xxvi)  Origination.  Each Receivable has
         an origination date on or after September 12, 1992.

                                    (xxvii) Maturity of Receivables.  Each
         Receivable provides for level monthly payments which provide interest at the APR and fully amortize the amount financed over an original term no greater than 60 months.

                                   (xxviii) Forced-Placed Insurance
         Premiums. No contract relating to any Receivable has had forced-placed insurance premiums added to the amount financed.

                                    (xxix)  No Fraud or Misrepresentation.
         To the best knowledge of the Seller, no Receivable was originated by a Dealer and sold by such Dealer to the Seller with any conduct constituting fraud or misrepresentation on the part of such Dealer.



                                   ARTICLE IV

                                   CONDITIONS


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

                  4.03. Conditions to Obligation of the Purchaser. The
                        -----------------------------------------
obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

                           (a)  Representations and Warranties True.
The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                           (b)  Computer Files Marked.  The Seller
shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser the Schedule of Receivables certified by an officer of the Seller to be true, correct and complete.

                           (c)  Documents to be delivered by the Seller
at the Closing.

                                    (i)  The Assignment.  At the Closing,
         the Seller will execute and deliver the Assignment.

                                    (ii)  Evidence of UCC Filing.  On or
         prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, the Trustee, as assignee of the Purchaser, naming the Receivables and the other property conveyed hereunder as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.

                                    (iii)  Other Documents.  At the Closing,
         the Seller shall deliver such other documents as the Purchaser may reasonably request.

                           (d)  Other Transactions.  The transactions
contemplated by the Pooling and Servicing Agreement shall be consummated on the Closing Date.



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

                  4.04. Conditions to Obligation of the Seller. The obligation
                        --------------------------------------
of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

                           (a)  Representations and Warranties True.
The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                           (b)  Receivables Purchase Price.  On the
Closing Date, the Purchaser will deliver to the Seller the Receivables Purchase Price, as provided in Section 2.01(b).




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

                                    ARTICLE V

                             COVENANTS OF THE SELLER


                  The Seller agrees with the Purchaser as follows; provided, however, that, to the extent that any provision of this ARTICLE V conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern:

                  5.01. Protection of Right, Title and Interest.
                        ---------------------------------------

                           (a)  The Seller shall execute and file such
financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                           (b)  The Seller shall not change its name,
identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9- 402(7) of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                           (c)  The Seller shall give the Purchaser at
least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

                           (d)  The Seller shall maintain accounts and
records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the



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


status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

                           (e)  The Seller shall maintain its computer
systems so that, from and after the time of sale hereunder of the Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

                           (f)  If at any time the Seller shall propose
to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser.

                           (g)  The Seller shall permit the Purchaser
and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Receivable.

                           (h)  Upon request, the Seller shall furnish
to the Purchaser, within 20 Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of Receivables.

                  5.02. Other Liens or Interests. Except for the conveyances
                        ------------------------
hereunder and contemplated pursuant to the Pooling and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title and interest of the Purchaser in, to and under such Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this
Section 5.02 shall terminate upon the termination of the Trust pursuant to the Pooling and Servicing Agreement.



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

                  5.03 Costs and Expenses. The Seller agrees to pay all
                       ------------------
reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Receivables.

                  5.04  Indemnification.
                        ---------------

                           (a)  The Seller shall defend, indemnify and
hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities (collectively, "Damages"), arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties contained herein.

                           (b)  The Seller shall defend, indemnify and
hold harmless the Purchaser from and against any and all Damages arising out of or resulting from the use, ownership or operation by the Seller or any affiliate thereof of a Financed Vehicle.

                           (c)  The Seller shall defend, indemnify and
hold harmless the Purchaser from and against any and all taxes that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                           (d)  The Seller shall defend, indemnify and
hold harmless the Purchaser from and against any and all Damages to the extent that such Damage arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance or bad faith of the Seller in the performance of its duties under the Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

                           (e)  The Seller shall defend, indemnify and hold
harmless the Purchaser from and against all Damages arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Pooling and Servicing Agreement, except to the extent that such Damages shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Purchaser.

                  These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                  5.05 Sale. The Seller agrees to treat the conveyance under
                       ----
this Agreement for all purposes (including, without limitation, tax and financial accounting purposes) as a sale of the Receivables on all relevant books, records, tax returns, financial statements and other applicable documents.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  6.01 Obligations of Seller. The obligations of the Seller
                       ---------------------
under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

                  6.02 Repurchase Events. The Seller hereby covenants and agrees
                       -----------------
with the Purchaser for the benefit of the Purchaser, the Trustee and the Certificateholders, that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) hereof shall constitute events obligating the Seller to repurchase Receivables hereunder ("Repurchase Events"), at the Repurchase Amount from the Purchaser or, as described in Section 6.04 below, from the Trust. The repurchase obligation of the Seller shall constitute the sole remedy of the Certificateholders, the Trustee and the Purchaser against the Seller with respect to any Repurchase Event.

                  6.03 Seller's Assignment of Purchased Receivables. With
                       --------------------------------------------
respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser (without the need of any further written assignment) shall assign hereby, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

                  6.04 Trust. The Seller acknowledges that the Purchaser will,
                       -----
pursuant to the Pooling and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trustee for the benefit of the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under Section 6.02 and the obligations under 6.03 hereof are intended to benefit the Trust and the Certificateholders. The Seller hereby consents to such sales and assignments.

                  6.05 Amendment. This Agreement may be amended from time to
                       ---------
time by a written amendment duly executed and delivered by the Seller and the Purchaser; provided, however, that any such amendment must be consented to by the Holders of 51% of the Class A Certificate Balance and 51% of the Class B Certificate Balance.

                  6.06 Accountants' Letters. (a) Deloitte & Touche LLP will
                       --------------------
review the characteristics of the Receivables described in the Schedule of Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Prospectus.

                           (b)  The Seller will cooperate with the
Purchaser and Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.06(a) above and to deliver the letters required of them under the Underwriting Agreement.

                  6.07 Waivers. No failure or delay on the part of the Purchaser
                       -------
in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise hereof or thereof or the exercise of any other power, right or remedy.

                  6.08 Notices. All communications and notices pursuant hereto
                       -------
to either party shall be in writing (including via telecopy) and addressed or delivered to it at its address (or in the case of telecopy, at its telecopy number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or delivered shall be deemed given when mailed or delivered, or transmitted by telecopy.

                  6.09  Costs and Expenses.  The Seller will pay all
                        ------------------
expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

                  6.10 Representations to the Seller. The respective agreements,
                       -----------------------------
representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing.

                  6.11 Headings and Cross-References. The various headings in
                       -----------------------------
this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

                  6.12 Governing Law. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE
                       -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  6.13 Counterparts. This Agreement may be executed in two
                       ------------
counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  6.14 Sale. The Purchaser agrees to treat the conveyance under
                       ----
this Agreement for all purposes (including, without limitation, tax and financial accounting purposes) as a sale of the Receivables on all relevant books, records, tax returns, financial statements and other applicable documents.

                  IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first written above.

                                            NISSAN MOTOR ACCEPTANCE CORPORATION


                                            By: /s/  Katsumi Ishii
                                                     ---------------------------
                                               Name: Katsumi Ishii
                                               Title: Vice President-Finance



                                            NISSAN AUTO RECEIVABLES CORPORATION


                                            By: /s/  Yoichiro Nagashima
                                                     ---------------------------
                                               Name: Yoichiro Nagashima
                                               Title: President

                                                               Exhibit A
                                                               ---------

                                   ASSIGNMENT
                                   ----------

                  For value received, in accordance with the Purchase Agreement dated as of October 1, 1997, between the undersigned and Nissan Auto Receivables Corporation (the "Purchaser") (the "Purchase Agreement"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, (i) all right, title and interest of the undersigned in and to the Receivables listed on Annex A hereto, and all monies paid thereon, and due thereon, on or after the Cutoff Date; (ii) the interest of the undersigned in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any accessions thereto; (iii) the interest of the undersigned in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors; (iv) the interest of the undersigned in Dealer Recourse; (v) the interest of the undersigned in certain rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Receivables Files, any insurance policies or any agreement or instrument relating to any of them.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the ___ day of _______ 1997.


                                            NISSAN MOTOR ACCEPTANCE CORPORATION


                                            By:
                                               Name:
                                               Title:

                                     Annex A


                             Schedule of Receivables

                     [Delivered to the Purchaser at Closing]







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